                             CUSTODIAL AGREEMENT

            THIS  CUSTODIAL  AGREEMENT is made as of May 1, 2004, by and among
CATERPILLAR  FINANCIAL SERVICES  CORPORATION (the  "Originator"),  CATERPILLAR
FINANCIAL  SERVICES  CORPORATION,  as servicer (the  "Servicer"),  CATERPILLAR
FINANCIAL  FUNDING  CORPORATION  (the "Seller"),  CATERPILLAR  FINANCIAL ASSET
TRUST 2004-A (the  "Trust"),  U.S.  BANK  NATIONAL  ASSOCIATION,  as indenture trustee (the  "Indenture  Trustee")  and U.S. BANK  NATIONAL  ASSOCIATION,  as
custodian (the "Custodian").

                                   RECITALS

            WHEREAS,  before the Closing Date the  Originator  is the owner of the Receivables.

            WHEREAS,  pursuant to the Purchase Agreement,  the Originator will sell the Receivables to the Seller.

            WHEREAS,  pursuant to the Sale and Servicing Agreement, the Seller will sell the Receivables  acquired pursuant to the Purchase  Agreement to the
Trust.

            WHEREAS,  pursuant to the  Indenture,  the Trust will Grant to the
Indenture  Trustee,  as trustee all of the Trust's  right,  title and interest in, to and under the Receivables and the other assets of the Trust.

            WHEREAS,  during  such time as the  Originator,  the  Seller,  the
Trust or the  Indenture  Trustee  owns or has an interest in the  Receivables, such  Person or  Persons  shall be  referred  to  herein  as the  "Receivables
Holder," and the Custodian  shall hold all  Receivables for the benefit of the
Originator,  the Seller,  the Trust and the Indenture Trustee during such time as such Person is a Receivables Holder.

            WHEREAS,  in connection  with the  foregoing,  the parties  hereto
desire  to  provide  for  the  custody  and  management  of  the   Receivables
transferred  pursuant  to the  Purchase  Agreement,  the  Sale  and  Servicing
Agreement and the Indenture (each, a "Transfer").

            WHEREAS,  the  Custodian is a financial  institution  regulated by the Comptroller of the Currency of the United States.

            WHEREAS,  the Originator,  the Seller, the Trust and the Indenture
Trustee,  during such time as each such Person is a Receivables Holder, desire to have the  Custodian  (i) hold the  Receivables  as custodian  for each such party,  (ii) take possession of the Contracts and the Receivable Files related to the  Receivables,  along with  certain  other  documents  specified in this
Agreement,  as the custodian  for, and bailee of, such  Receivables  Holder in accordance with the terms and conditions of this Agreement,  and  (iii) retain possession of the Contracts and Receivable  Files and such other  documents as custodian  for and  bailee of the  Indenture  Trustee;  and the  Custodian  is willing and able to perform  the duties and  obligations  of a  custodian  and bailee as set forth herein.

            WHEREAS,  the  Servicer  will act as servicer  of the  Receivables pursuant to the Sale and Servicing Agreement.

            NOW,  THEREFORE,  in  consideration of the premises and the mutual agreements  hereinafter set forth, the Originator,  the Servicer,  the Seller, the Trust, the Indenture Trustee and the Custodian hereby agree as follows:

                                  Article I

                                 DEFINITIONS

Section 1.1.      Definitions.   Certain   capitalized   terms  used  in  this
Agreement and not otherwise defined herein shall have the respective  meanings assigned  them in Article I of the Sale and  Servicing  Agreement  dated as of
May 1, 2004 (the "Sale and Servicing  Agreement")  among the Trust, the Seller and the  Servicer or in  Article I  of the  Indenture  dated as of May 1, 2004
(the  "Indenture")   between  the  Trust  and  the  Indenture   Trustee.   All
references in this Agreement to Articles,  Sections,  Subsections and Exhibits
are to the same  contained in or attached to this Agreement  unless  otherwise specified.  All  terms  defined  in this  Agreement  shall  have  the  defined meanings  when  used in any  certificate,  notice  or other  document  made or delivered pursuant hereto unless otherwise defined therein.

Section 1.2.      Interpretation   of  the  Agreement.   In  interpreting  any
mistake or ambiguity  contained  herein,  the parties  hereto agree to resolve any such mistakes or ambiguities in favor of the Indenture Trustee.

                                  Article II

                            CUSTODIAL ARRANGEMENT

Section 2.1.      Appointment   as   Custodian.   Subject  to  the  terms  and
conditions hereof,  the Seller, the Trust and the Indenture Trustee,  as their interests may appear, hereby appoint U.S. Bank National Association,  and U.S.
Bank National  Association  hereby accepts such  appointment,  as Custodian to maintain  custody of the  Receivables,  the Contracts and the Receivable Files
during such time as each such Person is a Receivables Holder.

Section 2.2.      Maintenance  of Office.  The  Custodian  agrees to  maintain each  Receivable  File  identified in  Section 3.03  of the Sale and Servicing
Agreement and Section 2.04 of the Purchase  Agreement at its office located at
4040 S. Eastern  Avenue,  Suite 344, Las Vegas,  Nevada  89119,  or at such of its other  offices in Nevada as Custodian  shall  designate  from time to time after  giving  the  Originator,  the  Seller,  the  Trust,  each of the Rating
Agencies and the Indenture  Trustee prior written  notice,  which office shall be maintained separate from the offices of the Originator,  the Seller and the
Servicer  and  shall be at all  times  under  the  exclusive  dominion  of the
Custodian.  None  of the  Custodian's  employees  shall  be  employees  of the
Originator, the Seller, the Servicer or any of the Servicer's Affiliates.

                                  Article III

                            CUSTODIAL ARRANGEMENT

Section 3.1.      Transfer  of  Receivables;  Delivery  of  Documents.  Within
thirty (30) days of the Closing Date, the Originator  shall deliver,  or cause to be delivered,  to the Custodian,  the Receivable  Files,  including without limitation, the Original Contract evidencing each Receivable.

            On the date on which the Originator  delivers the Receivable Files to the Custodian (the "Delivery  Date"),  the Originator  shall deliver to the
Custodian  a transfer  certificate  in form of  Exhibit C hereto (a  "Transfer
Certificate"),  evidencing the Transfer of the Receivables from the Originator to the Seller  pursuant to the  Purchase  Agreement.  Upon its receipt of such
Transfer   Certificate,   the  Custodian  shall   acknowledge   such  Transfer
Certificate  (as  provided  thereon)  and  deliver to the  Seller a  Custodian
Certification  (as  defined in Section  3.2 below)  (the  "Seller's  Custodian
Certification")  certifying that it is holding the Receivable  Files delivered to it by the Originator on behalf of the Seller.

            Upon receipt of the Seller's Custodian  Certification,  the Seller
shall deliver to the Custodian a Transfer Certificate  evidencing the Transfer of the  Receivables  from the  Seller  to the Trust  pursuant  to the Sale and
Servicing  Agreement.  Upon its  receipt  of such  Transfer  Certificate,  the
Custodian shall acknowledge such Transfer  Certificate as provided thereon and deliver  to the  Trust  a  Custodian  Certification  (the  "Trust's  Custodian
Certification")  certifying that it is holding the Receivable  Files delivered to it by the Originator on behalf of the Trust.

            Upon  receipt of the Trust's  Custodian  Certification,  the Trust shall deliver to the Custodian a Transfer Certificate  evidencing the Transfer of the  Receivables  from the Trust to the Indenture  Trustee  pursuant to the
Indenture.  Upon its  receipt  of such  Transfer  Certificate,  the  Custodian shall  acknowledge  such Transfer  Certificate as provided thereon and deliver to the Indenture Trustee a Custodian  Certification (the "Trustee's  Custodian
Certification")  certifying that it is holding the Receivable  Files delivered to it by the Originator on behalf of the Indenture Trustee.

            Custodian hereby  acknowledges  receipt of the Purchase Agreement, the  Sale  and  Servicing  Agreement  and  the  Indenture.  Custodian  further acknowledges  that, on the Delivery Date and pursuant to this  Agreement,  the
Purchase  Agreement,  the  Sale and  Servicing  Agreement  and the  Indenture,
Custodian  will be given  possession of the  Receivable  Files relating to the
Receivables   constituting  a  portion  of  the  Collateral,   each  of  which
Receivables  will  be  described  specifically  on  Schedule  A to each of the
Purchase  Agreement,  the Sale and Servicing  Agreement and the  Indenture,  a
copy of which will be delivered to Custodian  simultaneously with the delivery of the Receivable Files relating  thereto.  On and after the Delivery Date and the  completion  of the  Transfers  described  above,  and  so  long  as  this
Agreement shall remain in effect,  Custodian  shall hold the Receivable  Files now and  thereafter,  from time to time,  in its sole  custody  and control as custodian  for and bailee of the  Indenture  Trustee,  as trustee,  unless and until  released  from the lien of the  Indenture  and  otherwise in accordance with the Sale and Servicing  Agreement,  in which event,  Custodian shall hold the  Receivables  and the  Receivable  Files as  trustee  and  bailee  for the benefit of the applicable Receivables Holder.

Section 3.2.      Certification.  Custodian  shall hold all  documents in each
Receivable  File  on  behalf  of  the  Indenture   Trustee  pursuant  to  this
Agreement.  Upon  consummation  of a Transfer in accordance with terms hereof,
Custodian shall, with respect to the Receivables  transferred to a Receivables
Holder in  connection  with a  Transfer,  number,  execute  and deliver to the applicable  Receivables  Holder  (with  a copy  to the  Servicer)  one or more certifications  (each,  a  "Custodian  Certification")  in the  form  attached hereto as Exhibit A.  Upon issuance of a Custodian  Certification with respect to any  Transfer,  the  Custodian  Certification  relating to such  Receivable previously  delivered  shall be deemed and marked  cancelled  with  respect to such Receivable.

Section 3.3.      Release  of  Receivable  Files.  From  time to  time  and as provided in the Sale and Servicing Agreement,  Custodian is hereby authorized, upon written request of Servicer (with the approval of the Indenture  Trustee, which approval shall not be unreasonably  withheld) in the form annexed hereto as Exhibit B,  to release to the Servicer the  Receivable  File related to any
Receivable  or the  specific  documents  identified  in  such  request  to the
Servicer.  All  documents so released to the  Servicer  shall be held by it in trust for the benefit of the  Indenture  Trustee.  Servicer  shall  return the
Receivable  File,  or  such  other  documents  which  have  been  released  to
Servicer,  to Custodian  when  Servicer's  need therefor in connection  with a foreclosure,  modification,  termination  or  repossession  no longer  exists, unless the  Receivable  shall be  satisfied  in full or  liquidated,  in which case,  upon  receipt  of a  certification  to such  effect  from  Servicer  to
Custodian  in the form annexed  hereto as  Exhibit B,  the related  Receivable
File  shall  be  released  by  Custodian  to  Servicer,  and  Custodian  shall thereupon  reflect any such  liquidation on the related  Receivable.  Pursuant to Section 4.07 of the Sale and Servicing  Agreement,  (i) the  Servicer shall return a Receivable  File released to it within five (5) Business Days of such release  and  (ii) if  such  Receivable  File  has not  been  returned  to the
Custodian  within  such five (5)  Business  Day  period,  the  Servicer  shall repurchase the related Receivable.

            Notwithstanding  anything herein or in any other Basic Document to the contrary,  (i) the  Servicer shall return any Receivable  File released to it in  connection  with a  modification  or extension  of a Receivable  to the
Custodian on the same day such file is released and (ii) the  Custodian  shall
not  release  a  Receivable   File  to  the  Servicer  in  connection  with  a
modification  or  extension of a  Receivable  if,  after giving  effect to the release  of such  Receivable  File,  the  aggregate  Principal  Balance of all
Receivables having released  Receivable Files in connection with modifications and extensions exceeds $500,000.

Section 3.4.      Purchase;   Payment  In  Full.  Upon  the  purchase  of  any
Receivable  pursuant to  Section 3.02,  3.05 or 4.07 of the Sale and Servicing
Agreement or  Section 6.02 of the Purchase  Agreement,  or upon the payment in full of any  Receivable,  which shall be evidenced by  Custodian's  receipt of the request for release in the form  annexed  hereto as  Exhibit B,  Custodian shall  promptly  release  the  related  Receivable  File to  Servicer  and the security  interest in such  Receivable and related  Receivable File granted by the Trust to the Indenture  Trustee  pursuant to the Indenture shall terminate without any further action by the  Custodian,  the  Originator,  the Seller or the Indenture Trustee.

Section 3.5.      Other  Duties of  Custodian.  The  Custodian  shall have and perform the other following powers and duties:

(a)         Safekeeping.  To segregate the  Receivables  and Receivable  Files from all other  receivables,  leases and installment  sale contracts and similar records in its possession,  to identify the Receivable  Files as being  held and to hold the  Receivable  Files  for and on behalf of the
      Receivables  Holders (which, on and after the Closing Date, shall be the
      Indenture  Trustee),  to maintain  accurate  records  pertaining to each
      Contract and Receivable in the Receivable  Files,  to provide  monthly a list  of all  Receivable  Files  held  by it,  together  with a  current exception  report,  and to provide such  information  as is necessary to enable the  Servicer to deliver the reports and  notifications  required by  Section 4.09  of the Sale and Servicing  Agreement.  Custodian  will promptly  report to the  Indenture  Trustee  any  failure on its part to
      hold  the  Receivable   Files  as  herein  provided  and  promptly  take
      appropriate action to remedy any such failure.

(b)         Administration;   Reports.   In   general,   to   attend   to  all
      non-discretionary  details in connection with maintaining custody of the
      Receivable  Files  on  behalf  of  the  Receivables  Holders  as  may be expressly  provided  herein or as may be  required  or  customary  for a custodian or bailee.  In addition,  Custodian shall assist the Indenture
      Trustee  and  the  Servicer  (at  Servicer's   cost)  generally  in  the
      preparation of reports to holders or to regulatory  bodies to the extent necessitated by Custodian's custody of the Receivable Files.

Section 3.6.      Access to  Records.  Custodian  shall  permit the  Indenture
Trustee and its duly authorized  agents,  attorneys or auditors to inspect the
Receivable  Files  and the  books  and  records  maintained  by the  Custodian pursuant  hereto  at such  reasonable  times as they may  reasonably  request, subject only to compliance with the terms of the Sale and Servicing Agreement.

Section 3.7.      Instructions;  Authority  to Act.  The  Custodian  shall  be deemed to have received  proper  instructions  with respect to the  Receivable
Files  upon its  receipt  of  written  instructions  signed  by a  Responsible
Officer  of  the  Indenture   Trustee  and  may  conclusively   rely  on  such
instructions.  In  addition,  the  Custodian  may  conclusively  rely upon any release request  delivered to it in the form attached as Exhibit B hereto duly executed by an  authorized  officer of the Servicer as set forth on Annex 1 to
Exhibit B and, if required by the terms thereof, by the Indenture Trustee.

                                  Article IV

                    OWNERSHIP AND TRANSFER OF RECEIVABLES

Section 4.1.      Transfer of  Receivables.  The  delivery of  Receivables  in connection with any Transfer shall occur in the following manner:

(i)   Upon  receipt  of a  Transfer  Certificate,  Custodian  shall  deliver a
            Custodian   Certification   certifying  that  it  is  holding  the
            Receivable  Files  delivered  to it on  behalf  of the  transferee referred to in such Transfer Certificate;

(ii)  Custodian  shall within fifteen (15) days of its receipt of the delivery of the Receivable Files:

(a)   determine  whether  each  Receivable  File  listed  on the  Schedule  of
                  Receivables  has been  delivered to  Custodian,  and whether
                  Custodian  is  able to  deliver  a  Custodian  Certification certifying that it is in possession of each Receivable File;

(b)   promptly  advise  the  applicable   Receivables  Holder,  the  Indenture
                  Trustee, the Originator,  the Servicer,  the Seller and each
                  of  the  Rating   Agencies  by  telephone  or  by  facsimile
                  transmission  if it  determines  that  any  Receivable  File referred  to in clause  (a) above has not been so  delivered and take no further action under this  Section 4.1  until it determines  that such Receivable File has been so delivered;
                  and

(c)   upon  determining  that  such  Receivable  File has  been so  delivered,
                  Custodian shall issue and deliver to applicable  Receivables
                  Holder a Custodian  Certification  certifying  that it is in possession of each Receivable File.

Section 4.2.      Substitution  and Purchase of  Receivables.  The purchase of
Receivables   pursuant  to   Section 6.02   of  the  Purchase   Agreement  and
Section 3.02,  Section 3.05(b)  or  Section 4.07  of the  Sale  and  Servicing
Agreement shall occur in the following manner:

(i)   On or before  the date of such  purchase,  the  Servicer  shall send the
            Indenture  Trustee  notice,  with a copy to Custodian,  indicating the Receivables to be purchased and the aggregate  purchase prices to be paid on such date.

(ii)  Upon  receiving  written  confirmation  in the form  annexed  hereto  as
            Exhibit B,  from the Seller and the Trust that they have  received the  applicable  Purchase  Amount,  Custodian  shall return to the applicable  party (as identified to the Custodian by the Indenture
            Trustee) Receivable Files related to the Receivables  purchased on such date.

Section 4.3.      No Service  Charge for Transfer of  Receivables.  No service charge  shall be made for any  transfer  of  Receivables,  but  Custodian  may require  payment  from the  relevant  transferor  (other  than  the  Indenture
Trustee) of a sum sufficient to cover any tax or governmental  charge that may be imposed in connection with any transfer of Receivables.

Section 4.4.      Defeasance.   When  a   Receivable   is   purchased  by  the
Servicer,  the Seller or the Originator  pursuant to the terms of the Purchase
Agreement and the Sale and Servicing  Agreement,  the  applicable  Receivables
Holder's  interest in such  Receivable and all Collateral with respect to such
Receivable  shall terminate,  such Receivable and related  Collateral shall be conveyed to the Servicer,  the Seller or the  Originator,  as applicable,  and the Receivables  Holder's rights,  title and interest therein shall cease, and
the   Indenture   Trustee  shall   execute  such   instruments   acknowledging
termination  and  discharge  of  such  pledge  and  security  interest  as are required by applicable law.

                                  Article V

                                  CUSTODIAN

Section 5.1.      Representations,  Warranties  and  Covenants  of  Custodian.
Custodian  hereby   represents  and  warrants  to,  and  covenants  with,  the
Originator,  the Seller,  the Servicer,  the Trust and the Indenture  Trustee,
that as of the date of each Custodian Certification:

(i)   Custodian  is duly  organized,  validly  existing  and in good  standing under the laws of the United States;

(ii)  Custodian has the full power and authority to hold each  Receivable,  to hold  title to the  Receivables  as  custodian  on  behalf  of the
            Receivables Holders,  and to execute,  deliver and perform, and to enter into and consummate all  transactions  contemplated  by this
            Agreement,  has  duly  authorized  the  execution,   delivery  and
            performance  of this  Agreement,  has duly  executed and delivered this Agreement,  and this Agreement constitutes a legal, valid and
            binding  obligation  of  Custodian,   enforceable  against  it  in
            accordance  with its terms,  except as  enforcement  of such terms
            may  be  limited  by   bankruptcy,   insolvency  or  similar  laws
            affecting the  enforcement of creditors'  rights  generally and by the availability of equitable remedies;

(iii) Neither the  execution and delivery of this  Agreement,  the delivery of
            Receivables   to   Custodian,   the  issuance  of  the   Custodian
            Certifications,  the consummation of the transactions contemplated hereby or thereby,  nor the  fulfillment of or compliance with the terms and  conditions  of this  Agreement  will  conflict  with or result in a breach of any of the terms,  conditions  or provisions of  Custodian's  charter or bylaws or any  agreement or instrument to which  Custodian  is now a party or by  which it is  bound,  or constitute  a default  or result in an  acceleration  under any of the  foregoing,  or  result  in the  violation  of any law,  rule, regulation,  order,  judgment or decree to which  Custodian or its property is subject;  except that no representation or warranty is made as to compliance with laws and regulations,  other than those of the  United  States  and the  State of  Illinois,  relating  to
            qualifications,   licensure  or   regulation   of   custodians  of
            receivables originated in states other than Illinois;

(iv)  Custodian  does not  believe,  nor does it have any  reason  or cause to believe,  that it cannot perform each and every covenant contained in this Agreement;

(v)   To  Custodian's  knowledge  after due  inquiry,  there is no  litigation
            pending  or   threatened,   which  if   determined   adversely  to
            Custodian,  would  adversely  affect the  execution,  delivery  or enforceability  of  this  Agreement,  or  any  of  the  duties  or obligations  of  Custodian  thereunder,  or  which  would  have  a material adverse effect on the financial condition of Custodian;

(vi)  No  consent,   approval,   authorization   or  order  of  any  court  or
            governmental  agency  or  body  is  required  for  the  execution,
            delivery  and   performance  by  Custodian  of  or  compliance  by
            Custodian  with  this  Agreement  or  the   consummation   of  the
            transactions  contemplated  hereby  or  thereby;  except  that  no representation  or  warranty  is made as to  consents,  approvals, authorizations  or orders of any courts or  governmental  agencies or bodies,  other than those of the United States and the State of
            Illinois,  relating to qualifications,  licensure or regulation of
            custodians  of   receivables   originated  in  states  other  than
            Illinois;

(vii) Upon written  request of the  Indenture  Trustee,  Custodian  shall take such steps as  requested  by the  Indenture  Trustee to protect or maintain any interest in any Receivable; and

(viii)      The  Custodian  has not been  notified by any party other than the
            Originator,  the Seller,  the Trust and the Indenture Trustee that any such third party claims an interest in the  Receivables or the
            Receivable  Files nor is any such party  requesting  the Custodian to  act  as a  bailee  with  respect  to  the  Receivables  or the
            Receivable Files.

            Custodian  makes  no  representations  or  warranties  as  to  the validity, legality, sufficiency,  enforceability,  perfection,  genuineness or prior  recorded  status of any of the documents  contained in each  Receivable
File or the collectability,  insurability, effectiveness or suitability of any
Receivable.

Section 5.2.      Charges  and  Expenses.  The  Seller  will  pay all  fees of
Custodian  in  connection  with the  performance  of its duties  hereunder  in accordance  with  written  agreements  to be  entered  into  from time to time between the  parties  hereto and  Custodian,  including  fees and  expenses of counsel  incurred by Custodian  in the  performance  of its duties  hereunder;
provided,  however, that (i) Custodian shall in no event acquire any lien upon any Receivable  deposited  under this  Agreement or the Purchase  Agreement or the Sale and Servicing Agreement,  or any claim against any Receivables Holder by reason of the failure of the Seller to pay any of such  charges or expenses and  (ii) in  the  event  the  Seller  fails to pay the fees and  expenses  of
Custodian as set forth in such  written  agreements,  Custodian  shall have no obligation  to take actions or incur costs in connection  with this  Agreement unless the Seller or another  Person has made  adequate  provision for payment of  Custodian's  fees and expenses.  The Seller shall  indemnify the Custodian against payment of any  documentary  stamp taxes,  intangible  taxes and other similar  taxes,  penalties  and  interest  incurred  in  connection  with  the
Receivables and the transactions contemplated hereby.

Section 5.3.      No Adverse  Interests.  Custodian  covenants and warrants to the  Originator,  the  Seller,  the  Servicer,  the  Trust  and the  Indenture
Trustee,  that as of the date of each  Custodian  Certification:  (i) it holds no adverse interest, by way of security or otherwise,  in any Receivable;  and
(ii) the  execution  of this  Agreement  and  the  creation  of the  custodial relationship  hereunder  does not create any  interest,  by way of security or otherwise,  of  Custodian  in or to any  Receivable,  other  than  Custodian's rights as custodian hereunder.

Section 5.4.      Inspections.   Upon  reasonable   prior  written  notice  to
Custodian,  the Servicer,  the Seller,  the Indenture  Trustee,  the Trust and
such Person's  agents,  accountants,  attorneys and auditors will be permitted during normal  business hours to examine  Custodian's  documents,  records and other papers in  possession  of or under the control of Custodian  relating to the Receivables.

Section 5.5.      Insurance.  Custodian  shall,  at its own expense,  maintain at all times  during the  existence of this  Agreement  and keep in full force and effect,  (1) fidelity  insurance,  (2) theft of documents  insurance,  and
(3) forgery insurance subject to deductibles,  all as is customary for amounts and with  insurance  companies  reasonably  acceptable to the Servicer and the
Indenture  Trustee.  A certificate of the  respective  insurer as to each such policy  or a  blanket  policy  for such  coverage  shall be  furnished  to the
Servicer or the  Indenture  Trustee,  upon request,  containing  the insurer's statement or  endorsement  that such  insurance  shall not terminate  prior to receipt by such party, by registered mail, of 10 days advance notice thereof.

Section 5.6.      Limitation of Liability.  Custodian  assumes no  obligation, and shall be subject to no  liability,  under this  Agreement,  except for its negligence or willful  misconduct in the  performance of the  obligations  and duties as are  specifically  set forth herein.  Custodian  shall not be liable for any action or non-action  by it in reliance on advice of counsel  believed by it in good faith to be competent to give such  advice.  Custodian  may rely and shall be  protected  in acting upon any written  notice,  order,  request, direction  or other  document  believed  by it to be genuine  and to have been signed or  presented  by the proper  party or parties.  Except with respect to the  willful  misconduct  of the  Custodian,  neither  the  Custodian  nor its directors,  officers  and  agents  shall be held  liable for any  indirect  or consequential  damages  resulting from any action taken or omitted to be taken by it or them under or in connection with this  Agreement,  even if advised of the  possibility  of such  damages.  The  provisions of this Section 5.6 shall survive the termination of this Agreement.

Section 5.7.      Indemnification.  Servicer  agrees  to  indemnify  Custodian against,  and to hold it  harmless  from,  any  liabilities,  and any  related out-of-pocket expenses,  which it may incur in connection with this Agreement, the Sale and  Servicing  Agreement,  the Purchase  Agreement or the  Custodian
Certifications,  other  than  any  liabilities  and  expenses  arising  out of
Custodian's  negligence  or  willful  misconduct.   The  Custodian  agrees  to
indemnify,  defend  and  hold  harmless  the  Indenture  Trustee  against  any
liability  to  Noteholders  and/or   Certificateholder   arising  out  of  the
negligence or willful  misconduct of the Custodian  (a) in the  preparation or execution  of any  Custodian  Certification  or  (b) resulting  in the loss of
Receivable  Files  in the  custody  of the  Custodian.  This  indemnity  shall include  indemnification as to reasonable  attorneys' fees and costs,  whether or not suit be  brought,  and  including  such fees and costs on  appeal.  The
Indenture  Trustee  shall give prompt  written  notice to the Custodian of any claim  for  which  indemnity  is or may be  sought  and  shall  afford  to the
Custodian the opportunity to defend such claim.

Section 5.8.      Further  Rights of  Custodian.  (a)  If the  Custodian is at
any time uncertain of its  obligations  hereunder,  the Custodian,  upon prior written  notice to the  Indenture  Trustee,  the Trust,  the  Originator,  the
Seller and the  Servicer,  may refrain  from taking any action with respect to such matter until such  uncertainty  is removed.  If  conflicting  demands are made on the  Custodian  with respect to any matter,  the  Indenture  Trustee's demand shall  control,  except  during the period prior to the issuance of the
Trustee's  Custodian  Certification  pursuant to Section 3.1  hereof, when the applicable  Receivables  Holder's demand shall control and the Custodian shall have the right to rely on such  controlling  demand.  The Custodian shall have the  right  in any  such  case  to  interplead  any  or  all of the  documents contained in the Receivable  Files in a court of competent  jurisdiction  and, upon  delivery  thereof,  shall have no further  obligations  thereunder  with respect to such documents.

(b)         The  obligations  of the Custodian  shall be determined  solely by the express provisions of this Agreement.  No representation,  warranty, covenant or obligation  of the  Custodian  shall be implied with respect
      to  this  Agreement  or  the  Custodian's  service  hereunder.   Without
      limiting  the   generality  of  the  foregoing   statement,   except  as
      specifically   required   herein,   the  Custodian  shall  be  under  no
      obligation  to  inspect,  review  or  examine  the  Receivable  Files to determine that the contents thereof are complete,  genuine,  enforceable or  appropriate  for the  represented  purpose  or that  they  have been actually  recorded or filed in  required  offices or that they are other than what they purport to be on their face.

(c)         No  provision of this  Agreement  shall  require the  Custodian to spend or risk its own funds or otherwise  incur  financial  liability in performance  of its duties  under this  Agreement  unless,  pursuant  to
      Section 5.2   hereof,   adequate   provision   has  been  made  for  the
      reimbursement of the Custodian's expenses hereunder.

                                  Article VI

                           MISCELLANEOUS PROVISIONS

Section 6.1.      Amendment.  This  Agreement may be amended from time to time by Custodian,  the  Originator,  the Seller,  the Servicer,  the Trust and the
Indenture  Trustee  by  written  agreement  signed  by such  parties  and upon satisfaction of the Rating Agency Condition.

Section 6.2.      Governing  Law.  THIS  AGREEMENT  SHALL BE  GOVERNED  BY AND
CONSTRUED  IN  ACCORDANCE  WITH THE LAWS OF THE  STATE  OF NEW  YORK,  WITHOUT
REFERENCE TO ITS  CONFLICT OF LAW  PROVISIONS  (OTHER THAN SECTION  5-1401 AND
5-1402 OF THE GENERAL  OBLIGATIONS  OF LAW), AND THE  OBLIGATIONS,  RIGHTS AND
REMEDIES OF THE PARTIES  HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH
LAWS.

Section 6.3.      Notices.  All demands,  notices and communication  hereunder shall be in writing and shall be deemed to have been duly given if  personally delivered at or mailed by overnight mail,  certified mail or registered  mail, postage  prepaid,  to  (i) in  the case of the  Servicer  and the  Originator,
Caterpillar Financial Services Corporation,  2120 West End Avenue,  Nashville,
Tennessee  37203-0001,  (ii) in the case of the Seller,  Caterpillar Financial
Funding  Corporation,  4040 S. Eastern  Avenue,  Suite 344, Las Vegas,  Nevada
89119,  (iii) in the case of the Trust, c/o Chase Manhattan Bank USA, National
Association,  as Owner Trustee,  c/o JP Morgan Chase,  500 Stanton  Christiana
Road,  OPS4,  3rd  Floor,   Newark,   Delaware  19713,  with  a  copy  to  the
Administrator,  Caterpillar  Financial  Services  Corporation,  2120  West End
Avenue,  Nashville,  Tennessee  37203-0001,  (iv) in the case of the Indenture
Trustee, U.S. Bank National Association,  209 South LaSalle Street, Suite 300,
Chicago,  Illinois 60604, (v) in the case of the Custodian, U.S. Bank National
Association,  209 South LaSalle Street,  Suite 300,  Chicago,  Illinois 60604,
and (vi) in the case of the Rating  Agencies,  at their  respective  addresses set forth in the Sale and  Servicing  Agreement,  and,  in each such case,  at such other  addresses  as may  hereafter  be furnished to each party hereto in writing.

Section 6.4.      Severability  of  Provisions.  If  any  one or  more  of the covenants, agreements,  provisions or terms of this Agreement shall be for any reason whatsoever held invalid,  then such covenants,  agreements,  provisions or terms shall be deemed severable from the remaining  covenants,  agreements, provisions or terms of this  Agreement and shall in no way affect the validity or enforceability of the other covenants,  agreements,  provisions or terms of this Agreement.

Section 6.5.      No  Partnership.  Nothing herein  contained  shall be deemed or construed to create a  co-partnership  or joint venture  between  Custodian and the other parties hereto.

Section 6.6.      Termination   of   Agreement.   This   Agreement   shall  be
terminated  upon  termination  of the Sale and  Servicing  Agreement or at the option of  Indenture  Trustee  on 30 days  written  notice to  Custodian,  the
Servicer,  the Seller, the Trust and the Originator.  Concurrently with, or as soon as practicable after, the termination of this Agreement,  Custodian shall redeliver the Receivable  Files to the Indenture  Trustee at such place as the
Indenture  Trustee  may  reasonably   designate  and  until  such  redelivery,
Custodian shall hold such Receivable  Files in its sole custody and control as custodian for and bailee of the  Indenture  Trustee.  In  connection  with the administration  of this  Agreement,  Custodian and the  Indenture  Trustee may agree  from time to time upon the  interpretation  of the  provisions  of this
Agreement,  as such interpretation may in their opinion be consistent with the general tenor and purposes of this Agreement,  any such  interpretation  to be signed and annexed hereto.

Section 6.7.      Counterparts.     This    Agreement    may    be    executed
simultaneously  in any  number  of  counterparts,  each of which  counterparts shall be deemed to be an original,  and such counterparts shall constitute but one and the same instrument.

Section 6.8.      Assignment.  No party hereto shall sell,  pledge,  assign or otherwise  transfer this  Agreement  without the prior written  consent of the other parties hereto and satisfaction of the Rating Agency Condition.

Section 6.9.      Headings.  Section headings are for reference  purposes only and shall not be construed as a part of this Agreement.

Section 6.10.     Advice of Counsel.  Custodian  shall be entitled to rely and act upon  advice of counsel  with  respect  to its  performance  hereunder  as
Custodian  and shall be  without  liability  for any action  reasonably  taken pursuant to such  advice,  provided  that such action is not in  violation  of
application   federal  or  state  law.   This   paragraph   shall  not  negate
Custodian's obligations under Section 5.7.

Section 6.11.     No Petition.  Custodian,  by entering  into this  Agreement, hereby  covenants and agrees that it will not at any time (whether or not this
Agreement has been terminated)  institute  against the Seller or the Trust, or join in any  institution  against the Seller or the Trust of, any  bankruptcy, reorganization,  arrangement,  insolvency or liquidation proceedings, or other proceedings  under any United  States  federal or state  bankruptcy or similar law in  connection  with any  obligations  relating  to the  Certificate,  the
Notes, this Agreement or any of the other Basic Documents.

Section 6.12.     Resignation  of  Custodian.  (a) The  Custodian  may  at any
time resign and terminate its  obligations  under this Agreement upon at least
90 days' prior written notice to the Servicer and the Indenture  Trustee.  The
Custodian  may be removed at any time at the written  request of the Indenture
Trustee.  In the event of such resignation or removal,  the Indenture  Trustee shall  appoint  a  successor  custodian  acceptable  to  the  Servicer,  which appointment  must  satisfy  the  Rating  Agency  Condition.  If the  Indenture
Trustee fails to appoint a successor  custodian  within 30 days,  the Servicer shall  appoint a successor  custodian.  In no event shall the  resignation  of the  Custodian be  effective  until a successor  custodian  is duly  appointed hereunder.  One original  counterpart of such instrument of appointment  shall be  delivered  to each  of the  Servicer,  the  Custodian  and  the  successor custodian.  The  Servicer  shall  notify  the  Rating  Agencies  of  any  such resignation or removal and the appointment of a successor custodian.

(b)         In the event of any  resignation,  the  Custodian  shall  promptly transfer to the successor  custodian (or to the Indenture  Trustee if no
      successor   custodian  has  been   appointed)  all  of  the  Receivables
      (including the Receivable  Files) in its possession under this Agreement and take such other action as may be requested by the Indenture  Trustee to  effect  the  transfer  of the  Custodian's  Receivable  Files to the successor custodian,  which shall provide a written receipt for all such transferred  documents and instruments.  On completion of such transfer, the  Custodian  shall be relieved of all  further  responsibilities  and obligations hereunder.

Section 6.13.     Limitation  of  Liability  of  Indenture  Trustee and Owner
Trustee.  (a) Notwithstanding  anything  contained herein to the contrary,  in no event shall U.S. Bank National  Association in its individual capacity have any liability for the representations,  warranties,  covenants,  agreements or other  obligations  of the  Issuer  hereunder  or in any of the  certificates, notices or agreements  delivered  pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuer.

(b)         Notwithstanding  anything  contained herein to the contrary,  this instrument has been  countersigned by Chase Manhattan Bank USA, National
      Association,  not  in  its  individual  capacity  but  solely  as  Owner
      Trustee,  and in no event  shall  Chase  Manhattan  Bank  USA,  National
      Association  have any  liability  for the  representations,  warranties, covenants,  agreements or other  obligations of the Issuer  hereunder or in any of the  certificates,  notices or agreements  delivered  pursuant hereto,  as to all of which  recourse  shall be had solely to the assets of the Issuer.  For all purposes of this  Agreement,  in the performance of any duties or obligations of the Issuer hereunder,  the Owner Trustee shall be subject  to, and  entitled  to the  benefits  of, the terms and provisions of Article VI, VII and VIII of the Trust Agreement.

                           [Signature Pages Follow]

            IN WITNESS WHEREOF,  the parties hereto have caused their names to be signed hereto by their respective  officers thereunto duly authorized,  all as of the day and year first above written.

                                       ORIGINATOR

                                       CATERPILLAR FINANCIAL SERVICES
                                       CORPORATION,

                                       By:
                                            Name:
                                            Title:

                                       SERVICER

                                       CATERPILLAR FINANCIAL SERVICES
                                       CORPORATION, as Servicer

                                       By:
                                            Name:
                                            Title:

                                       SELLER

                                       CATERPILLAR FINANCIAL FUNDING
                                       CORPORATION, as Seller

                                       By:
                                            Name:
                                            Title:

                                       TRUST

                                       CATERPILLAR FINANCIAL ASSET TRUST
                                       2004-A

                                       By:  CHASE MANHATTAN BANK USA,
                                            NATIONAL ASSOCIATION, not in its
                                            individual capacity but solely as
                                            Owner Trustee under the Trust
                                            Agreement

                                       By:
                                            Name:  John J. Cashin
                                            Title: Vice President

                                       INDENTURE TRUSTEE

                                       U.S. BANK NATIONAL ASSOCIATION, as
                                       Indenture Trustee

                                       By:
                                            Name:  Melissa Rosal
                                            Title: Vice President

                                       CUSTODIAN

                                       U.S. BANK NATIONAL ASSOCIATION, as
                                       Custodian

                                       By:
                                            Name:  Melissa Rosal
                                            Title: Vice President

                                   EXHIBIT A

                           CUSTODIAN CERTIFICATION

                                                        Certification No._____

                                    [DATE]

To:   [SELLER]
      [TRUST]
      [INDENTURE TRUSTEE]

            Re:   Custodial   Agreement,   dated  as  of  May  1,   2004  (the
                  "Custodial  Agreement"),  by and among Caterpillar Financial
                  Services   Corporation   (the   "Originator"),   Caterpillar
                  Financial   Services    Corporation,    as   Servicer   (the
                  "Servicer"),  Caterpillar Financial Funding Corporation (the
                  "Seller"),  Caterpillar  Financial  Asset Trust  2004-A (the
                  "Trust"),  U.S.  Bank  National  Association,  as  Indenture
                  Trustee (the "Indenture Trustee") and U.S. Bank
                  National Association, as Custodian (the "Custodian")

Gentlemen:

            [In   accordance   with  the  provisions  of  Section 4.1  of  the
above-referenced  Custodial Agreement, the Custodian hereby certifies (i) that it has received the Receivable  Files delivered to it by the  Originator,  and
(ii) that as to each  Receivable,  Custodian  holds  such  Receivable  and the other  documents  in the  related  Receivable  File in its  name as  custodian solely on behalf of and for the  benefit  of [the  Seller]  [the  Trust]  [the
Indenture  Trustee],  without written notice (a) of any adverse claims,  liens or  encumbrances,  (b) that any Receivable was overdue or has been dishonored,
(c) of  evidence  on the  face of any  Receivable  or  other  document  in the
Receivable  File  of any  security  interest  therein,  or (d) of any  defense against or claim to the  Receivable by any other party.] [In  accordance  with the  provisions of Section 4.1 of the  above-referenced  Custodial  Agreement, the  Custodian  hereby  certifies  that it has received all of the  Receivable
Files  identified  on the  Receivable  Schedule  (the  "Receivable  Schedule")
attached  hereto  dated as of May 1,  2004.  The  undersigned,  as  Custodian, confirms that the Receivable  number in each  Receivable  File conforms to the respective Receivable number listed on the Receivable  Schedule.]  Capitalized terms used herein without  definition shall have the meanings ascribed to them in the Custodial Agreement.

            Custodian  makes  no  representations  or  warranties  as  to  the
validity,  legality,   sufficiency,   enforceability,   genuineness  or  prior
recorded  status of any of the documents  contained in each Receivable File or
the  collectability,   insurability,   effectiveness  or  suitability  of  any
Receivable.

            [Upon  repurchase  of the  Receivables  to  which  this  Custodian
Certification  relates and payment of the  applicable  repurchase  price,  the
Receivables  to which this Custodian  Certification  relates shall be returned and released by  Custodian to the Person  paying such  repurchase  price,  and this  Custodian  Certification  shall  be  and be  deemed  to be  canceled  by
Custodian and of no force and effect.]

                                       ,
                                       as Custodian

                                       By
                                            Name:
                                            Title:

                                  EXHIBIT B

                       REQUEST FOR RELEASE OF DOCUMENTS

                                    [DATE]

To:   [Custodian]

            Re:   Custodial  Agreement,  dated as of May 1, 2004, by and among
                  Caterpillar     Financial    Services    Corporation    (the
                  "Originator"),  Caterpillar  Financial Services Corporation,
                  as Servicer (the "Servicer"),  Caterpillar Financial Funding
                  Corporation  (the  "Seller"),  Caterpillar  Financial  Asset
                  Trust 2004-A (the "Trust"),  U.S. Bank National Association,
                  as Indenture  Trustee  (the  "Indenture  Trustee")  and U.S.
                  Bank National Association,
                  as Custodian ("Custodian")

            In connection with the  administration  of the Receivables held by you as Custodian under the above-referenced Custodial Agreement,  [_________], on behalf of [________],  requests the release,  and acknowledges  receipt, of the following for the Receivable described below, for the reason indicated:

A.    Documents Released

      _____ 1a.   Installment Sale Contract or Lease  b. Principal  Balance
                  ______

      _____ 2.    Other documents:

B.    Obligor's Name, Address & Zip Code:

C.    Receivable Number:

D.    Reason for Requesting Documents (check one)

      _____ 1.    Receivable Paid in Full.

      _____ 2.    Receivable  Repurchased  Pursuant to the Purchase  Agreement
                  and/or the Sale and Servicing Agreement.

      _____ 3.    Receivable Liquidated.

      _____ 4.    Receivable in Foreclosure or Repossession Proceedings.

      _____ 5.    Receivable to be modified or extended.

                        If box 1, 2 or 3 above is checked,  and if all or part
            of Receivable  File was previously  released to us, please release to us our  previous  receipt  on  file  with  you,  as well as any additional  documents  in your  possession  relating  to the above specified  Receivable.  If box 1,2 or 3 is  checked,  evidence  of receipt of payment by the Indenture  Trustee is required  prior to release.

                        If box 4 or 5 above is  checked,  upon our  return  of
            all  of  the  above   documents  to  you  as   Custodian,   please
            acknowledge  your receipt by signing in the space indicated below, and returning this form.

                        If box 5 above is  checked,  after  giving  effect  to
            such release,  the aggregate  Principal Balance of all Receivables released in connection  with  modifications  and extensions  shall not exceed  $500,000.  In addition,  upon return of the Receivable
            File,  we are  deemed  to  certify  that  the  Receivable  File as returned  contains  the  related  Receivable  as so  modified  and extended.

                        If box 1, 2 or 3 above is  checked,  this  request  is
            only  valid  if also  executed  by the  Seller  and the  Indenture
            Trustee.

            Documents  released  hereby in connection  with a modification  or extension  must be  returned  to the  Custodian  on the same  Business  Day of release.

                                       CATERPILLAR FINANCIAL SERVICES
                                       CORPORATION, as Servicer

                                       By
                                            Name:
                                            Title:
                                            Date:

                                       [                                ]

                                       By
                                            Name:
                                            Title:
                                            Date:
Documents returned to Custodian:

as Custodian

By
     Name:
     Title:
     Date:

                                   ANNEX 1

                       Authorized Officers of Servicer

                                  EXHIBIT C

                             TRANSFER CERTIFICATE

U.S. Bank National Association,
as Custodian under the
Custodial Agreement (defined below)
400 North Michigan Avenue                                                 [DATE]
Chicago, IL  60611

            Re:   Custodial   Agreement,   dated  as  of  May  1,   2004  (the
                  "Custodial  Agreement"),  by and among Caterpillar Financial
                  Services   Corporation   (the   "Originator"),   Caterpillar
                  Financial   Services    Corporation,    as   Servicer   (the
                  "Servicer"),  Caterpillar Financial Funding Corporation (the
                  "Seller"),  Caterpillar  Financial  Asset Trust  2004-A (the
                  "Trust"),  U.S.  Bank  National  Association,  as  Indenture
                  Trustee (the "Indenture Trustee") and U.S. Bank
                  National Association, as Custodian ("Custodian")

To whom it may concern:

            Pursuant  to  Sections 3.1   and   4.1  of  the   above-referenced
Custodial  Agreement  (capitalized terms used herein but not otherwise defined shall  have  the  same  meanings  assigned  to  such  terms  in the  Custodial
Agreement),  we hereby advise you of the Transfer by the  undersigned  to [the
Seller][the  Trust][the  Indenture  Trustee] of the Receivables  identified on the  Receivable  Schedule[s]  attached  [hereto] [to the  [Seller's  Custodian
Certification]   [Trust's  Custodian   Certification]   with  respect  to  the
undersigned  which  we  are  delivering  to you  for  cancellation].  You  are instructed  to hold  such  Receivables  for  [the  Seller]  [the  Trust]  [the
Indenture  Trustee] and to deliver to [the  Seller][the  Trust][the  Indenture
Trustee]  a   [Seller's]   [Trust's]   [Trustee's]   Custodian   Certification
acknowledging such transfer of these Receivables.

                                       Very truly yours,

                                       By
                                            Name:
                                            Title:

The  Custodian  hereby  acknowledges  receipt of
the  foregoing  instructions  and agrees to hold
such  Receivables  solely for [the  Seller] [the
Trust] [the Indenture  Trustee]  pursuant to the
Custodial Agreement.

U.S. BANK NATIONAL ASSOCIATION

By:
     Name:
     Title:

                                                                EXECUTION COPY

                             CUSTODIAL AGREEMENT

                                    among

                  CATERPILLAR FINANCIAL SERVICES CORPORATION

                           Originator and Servicer

                  CATERPILLAR FINANCIAL FUNDING CORPORATION

                                    Seller

                   CATERPILLAR FINANCIAL ASSET TRUST 2004-A

                                    Issuer

                                     and

                        U.S. BANK NATIONAL ASSOCIATION

                       Indenture Trustee and Custodian

                           Dated as of May 1, 2004

                              TABLE OF CONTENTS

                                                                            Page

DOCSLA1:472927.7                       i

      Section 5.1.  Representations, Warranties and Covenants of

      Section 6.13.  Limitation of Liability of Indenture Trustee and